CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated May 25, 2011, relating to the financial statements and financial highlights which appear in the March 31, 2011 Annual Reports to Shareholders of John Hancock Funds III International Value Equity Fund and John Hancock Funds III Leveraged Companies Fund, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights”, “Disclosure of Portfolio Holdings” and “Independent Registered Public Accounting Firm” in such Registration Statement.
Boston, Massachusetts
June 24, 2011

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated April 19, 2011, relating to the financial statements and financial highlights which appear in the February 28, 2011 Annual Reports to Shareholders of John Hancock Funds III Classic Value Mega Cap Fund, John Hancock Funds III Global Shareholder Yield Fund, John Hancock Funds III International Allocation Portfolio, John Hancock Funds III International Core Fund, John Hancock Funds III International Growth Fund, and John Hancock Funds III U.S. Core Fund, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights”, “Disclosure of Portfolio Holdings” and “Independent Registered Public Accounting Firm” in such Registration Statement.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
June 24, 2011

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated May 20, 2011, relating to the financial statements and financial highlights which appear in the March 31, 2011 Annual Reports to Shareholders of John Hancock Funds III Small Cap Opportunities Fund, John Hancock Funds III Disciplined Value Mid Cap Fund, John Hancock Funds III Disciplined Value Fund, John Hancock Funds III Small Company Fund, John Hancock Funds III Rainier Growth Fund, and John Hancock Funds III Core High Yield Fund, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights”, “Disclosure of Portfolio Holdings” and “Independent Registered Public Accounting Firm” in such Registration Statement.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
June 24, 2011